QUESTAR FUNDS, INC.
                                IMPERIAL BANKFUND


       Imperial BankFund (the "Fund") is a series of Questar Funds, Inc. (the "Company"), a Maryland corporation. The investment objectives of the Fund are to provide shareholders with long-term capital appreciation with income as a secondary objective by investing in a portfolio consisting primarily of equity securities of regional banks, lending institutions and financial services companies.

       The Fund is sold subject to an initial sales load of up to 4.75% and has adopted a distribution and service plan under which it pays distribution fees equal to 0.50% of its average daily net assets and shareholder servicing fees equal to 0.25% of its average daily net assets.


       This Prospectus, dated February 10, 1999, concisely describes the information about the Fund that you ought to know before investing. Please read it carefully before investing and retain it for future reference.

A Statement of Additional Information ("SAI") about the Fund, dated February 10, 1999, is available free of charge. The address of the Company is Questar Funds, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788 or telephone (877) 732-7696. The SAI has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.


       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  INTRODUCTION


THE INVESTMENT ADVISER

     The Fund is managed by Retirement Planning Company of New England, Inc. (the "Adviser"). The Fund will pay the Adviser, on a monthly basis, an annual fee for managing its investment portfolio equal to 1.00% of its average daily net assets. The Adviser may voluntarily waive some or all of its fees. See "Management-Investment Adviser."

THE DISTRIBUTOR

     ADS Distributors, Inc. (the "Distributor"), an affiliate of American Data Services, Inc. ("ADS"), the Fund's Administrator, serves as Distributor of the Fund's shares. See "Distribution of Fund Shares."


OFFERING PRICE

     Shares of the Fund are sold at the net asset value per share next determined, plus any applicable sales load of up to 4.75%. See "How to Purchase Shares."

MINIMUM INVESTMENTS

     The minimum initial investment for the Fund is $2,000. The minimum initial investment for retirement accounts and for automatic investment plans for non-retirement accounts is $1,000. See "How to Purchase Shares."

REDEMPTION PRICE

     Shares of the Fund may be redeemed at any time at the net asset value next determined after a redemption request is received in "good order" by the Transfer Agent. The Fund reserves the right, upon 30 days' written notice, to redeem your account if the net asset value of the shares in your Fund account falls below $1,000, except for retirement accounts which may be redeemed if the net asset value of such account falls below $500.00. See "How to Redeem Shares."

CERTAIN RISK FACTORS TO CONSIDER

     There can be no assurance that the Fund will achieve its investment objectives. As set forth in detail under "Investment Objectives and Policies," an investment in the Fund is subject to certain risks, such as its net asset value per share can be expected to fluctuate and the Fund will concentrate its investments in the banking industry by acquiring the equity securities of banks and, as a result, is designed for investors who are interested in actively monitoring the progress of, and are willing to accept the risks of, bank industry-focused investing. The Fund may also engage in the use of certain specified investment policies and techniques which involve certain special risks.


SHAREHOLDER INQUIRIES

       Any questions or communications regarding the Fund or a shareholder account should be directed to the Fund c/o ADS, P.O. Box 5536, Hauppauge, New York 11788-0132; or by calling the Fund toll free at (877) 732-7696.

                     TRANSACTION AND OPERATING EXPENSE TABLE


       This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
(PAID DIRECTLY FROM YOUR INVESTMENTS):
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases
(as a percentage of the offering price)                                    4.75%
--------------------------------------------------------------------------------
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS,
AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------
Advisory Fees (1)                                                          1.00%
--------------------------------------------------------------------------------
Rule 12b-1 Fees                                                            0.50%
--------------------------------------------------------------------------------
Other Expenses (2)(3)                                                      1.25%
                                                                           =====
--------------------------------------------------------------------------------
Total Estimated Fund Operating Expenses (3)                                2.75%
--------------------------------------------------------------------------------


EXAMPLE:

You would pay the following expenses                           1 year -  $ 74.00
on a $1,000 investment, assuming a 5%                          3 years - $129.00
annual return and redemption at the end
of each time period:



THE PURPOSE OF THE ABOVE TABLE IS TO HELP YOU UNDERSTAND THE VARIOUS COSTS AND EXPENSES THAT YOU, AS A SHAREHOLDER, WILL BEAR DIRECTLY OR INDIRECTLY IN CONNECTION WITH AN INVESTMENT IN EACH FUND OFFERED BY THIS PROSPECTUS. THE EXAMPLE SET FORTH ABOVE ASSUMES REINVESTMENT OF ALL DIVIDENDS AND USES A 5% ANNUAL RATE OF RETURN AS REQUIRED BY SEC REGULATIONS.


NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

---------------------------
(1) The Adviser may, in its discretion, waive some or all of its advisory fees.
(2) Other Expenses include, among other expenses, administrative, custody, transfer agency and shareholder servicing fees.
(3) Other Expenses and Total Estimated Fund Operating Expenses are based on estimated amounts assuming net assets of $10 million in the Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

       The Fund's investment objectives are fundamental and may not be changed without shareholder approval. The investment policies employed by the Adviser to achieve the Fund's objectives are not fundamental and may be changed or eliminated by the Company's Board of Directors, without shareholder approval. The Fund has also adopted investment restrictions, some of which are fundamental and may not be changed without shareholder approval, and some of which are not fundamental and, therefore, may be changed by the Company's Board of Directors. See "Investment Objectives, Policies and Restrictions" in the SAI.

INVESTMENT OBJECTIVES

       The Fund seeks to provide investors with long-term capital appreciation with income as a secondary objective. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objectives.

INVESTMENT POLICIES

       The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities of banks, believed by the Adviser to offer superior prospects for long term growth. The Fund may invest the remaining 35% of its total assets in the equity securities of lending institutions, insurance companies and financial services companies, to the extent that the Adviser determines such investments will enhance the performance of the Fund. The Adviser expects to select stocks of banks with long histories of profitability located in stable communities with growth potential, as well as banks that have exhibited low price to earnings ratios and minimal loan losses.

       Commercial banks, generally, range in size from small banks under $10 million in total assets to the largest bank holding companies with assets well over $100 billion. They can be classified into three general categories: "Money Center Banks", a bank or bank holding company that is typically located in an international financial center and has a strong international business with a significant percentage of its assets outside the United States; "Regional Banks", banks and bank holding companies which provide full service banking, often operating in two or more states in the same geographic area, and whose assets are primarily related to domestic business; and "Community Banks", banks usually serving a county, rural or suburban geographic area, rather than a regional or wider area.

       Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities (common stock, preferred stock and securities convertible into common stock) of banks which may include regional, money center and community banks, bank holding companies, savings banks and commercial and industrial banks. The Fund may invest in banks that are not members of the Federal Reserve System or whose deposits are not insured by the Federal Deposit Insurance Corporation. Although the Adviser primarily seeks opportunities for capital appreciation, some of the securities of the banks in which the Fund may invest pay regular dividends. Accordingly, the Fund expects to receive moderate income in the form of cash or stock dividends. The remaining portion of the Fund's assets in excess of 65%, may be invested in the equity securities of other lending institutions, such as savings and loan associations, insurance companies and financial services companies. The Fund may also invest up to 5% of its assets in equity securities of foreign banks.


       Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in convertible debentures rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's"). The Fund may hold warrants and rights issued in conjunction with common stock, but in general will sell any such warrants or rights as soon as practicable after they are received. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

       Although the Fund will invest primarily in equity securities of banks, other lending institutions and financial services companies, the Fund may invest in equity securities of companies outside the banking industry and, for temporary defensive purposes under abnormal market or economic conditions, may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund acquires securities of money market funds, the shareholders of the Fund will be subject to duplicative management fees.

RISK CONSIDERATIONS

       The concentration of the Fund's investments in the banking industry will subject the Fund to risks in addition to those that apply to the general equity market. Economic, legislative or regulatory developments may occur which significantly affect the entire banking industry and thus may subject the Fund to greater market fluctuations than a fund that does not concentrate in a particular industry. Banks and other lending institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the industry. Thus, a number of factors, in addition to general economic conditions, can adversely affect the financial performance and condition of the institutions in which the Fund invests.


       Commercial banks, savings and loan institutions and their holding companies are especially influenced by adverse effects of volatile interest rates, portfolio concentrations in loans to particular businesses, such as real estate and energy, and competition from new entrants in their areas of business. These institutions are subject to extensive federal regulation and, in some cases, to state regulation as well. However, neither federal insurance of deposits nor regulation of the bank and savings and loan industries ensures the solvency or profitability of commercial banks or savings and loan institutions or their holding companies, or insures against the risk of investing in the equity securities issued by these institutions.

       In addition, as many community banks and other lending institutions are smaller capitalization companies, the Fund may be subject to the risks associated with such companies. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.
                                       8

OPTIONS PORTFOLIO STRATEGIES

       The Fund may, as an alternative to purchasing or selling index futures, buy and sell covered call and put options on stock indexes. To help assure appropriate liquidity, the Fund may acquire securities which provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligation. Such a right to resell, commonly known as a put option, may be sold, transferred or assigned only with the underlying security. The Fund may engage in such options transactions for hedging purposes and for non-hedging purposes, such as to adjust its exposure to relevant markets or as a substitute for direct investment. The use of options involves certain special risks. Options transactions also involve costs and may result in losses. Certain risks arise from the possibility of imperfect correlations among movements in the prices of options purchased or sold by the Fund and, in the case of hedging transactions, of the securities that are the subject of the hedge. The successful use of the strategies described above further depends on the Adviser's ability to forecast market movements correctly.

       The Fund's ability to engage in options transactions and to sell related securities may be limited by tax considerations and by certain regulatory requirements.

       Other risks arise from the potential inability to close out options positions. There can be no assurance that a liquid secondary market will exist for any option at any particular time. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of options transactions. A more detailed explanation of options transactions, including the risks associated with them, is included in the SAI.

PORTFOLIO TURNOVER

       The length of time the Fund has held a particular security is not generally a consideration in investment decisions. As a result of the Fund's investment policies, under certain market conditions, particularly in periods of volatile markets, its portfolio turnover rate may be higher than that of other mutual funds. In general, however, the Fund's portfolio turnover rate is expected to range from 50% to 150%. Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may also result in realization of taxable capital gains, some or all of which may be short-term capital gains not eligible for favored tax treatment.

DIVERSIFICATION

       The Fund is a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that with respect to 75% of its total assets, (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of its total assets is not subject to this restriction. Because the Fund will be "concentrated" in the banking industry, I.E., it will invest a significant portion of its total assets in the equity securities of banks, it will be subject to an increased risk of loss if the market value of securities in the banking industry decline.


DERIVATIVES

       Certain of the instruments in which the Fund may invest, such as options are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

OTHER INVESTMENT PRACTICES

       SECURITIES LENDING. The Fund may lend portfolio securities, including
       ------------------
entering into repurchase agreements, amounting to not more than 25% of its assets to broker-dealers. These transactions must be fully collateralized at all times with cash and short-term debt obligations. These transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

       REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements
       ---------------------
collateralized by the securities in which it may invest. A repurchase agreement involves the purchase by the Fund of securities with the condition that the original seller (a bank or broker-dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

       ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in
       -------------------
illiquid securities which may include Restricted Securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.

       "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933. Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered. Restricted securities are no longer necessarily illiquid. The Fund may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company.

       BORROWING. The Fund may borrow money from banks for temporary or
       ---------
emergency purposes in order to meet redemption requests. To reduce its indebtedness, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by the Fund on borrowed funds would decrease its net earnings.

                                   MANAGEMENT

BOARD OF DIRECTORS

       The Company's Board of Directors has the primary responsibility for overseeing the overall management of the Company and electing its officers.

INVESTMENT ADVISER

     Retirement Planning Company of New England, Inc. (the "Adviser") has been retained under an Investment Advisory Agreement with the Company to act as the Fund's investment adviser subject to the authority of the Board of Directors. Messrs. David W. Allaire and Michael R. Laliberte will be responsible for the overall management of the Fund's portfolio.

       The Adviser engages in the financial services business, focusing on providing investment advisory services. The Adviser currently manages over 110 private investment accounts for individual investors, trusts, profit sharing and retirement plans, companies and non-profit institutions. Since 1996, the Adviser has been engaged in the business of researching, buying, holding and selling shares of equity securities. Additionally, the Adviser offers as a service to some of its clients and others, a newsletter titled "The Imperial Stock Review". This newsletter is dedicated to the fundamental analysis and research of selected equity securities. As a result of research performed, the Adviser invests a substantial portion of clients' portfolios in banks, brokerage firms, mutual fund companies, insurance companies and other financial services companies. The Adviser, based in Providence, RI, is registered as an investment adviser with the Securities and Exchange Commission.

       David W. Allaire is President and Managing Director of the Adviser and has been a Senior Portfolio Manager with the Adviser since April of 1996. He is also the Editor and Senior Security analyst of the "The Imperial Stock Review" newsletter. Mr. Allaire has been employed in the financial services industry since 1989 and currently holds the following NASD licenses: Series 6, 63, 65, 7 and 24. Additionally, he is licensed to offer various insurance products. He is currently enrolled in the CFA program and is a Level II CFA candidate. Mr.

Allaire is also Co-host of a daily financial talk show called "Money Matters". The show is an in- depth financial talk show which dedicates a majority of its time to the valuation and research of equity securities, as well as the financial markets in general. Mr. Allaire earned a Bachelor of Science Business Administration with a concentration in Finance from the University of Rhode Island in 1988.

     Michael R. Laliberte is the Executive Vice President and Managing Director of the Adviser and has been a Senior Portfolio Manager with the Adviser since April 1996. He is also the Publisher and a Security Analyst for the "The Imperial Stock Review" newsletter. Mr. Laliberte has been employed in the financial services industry since 1990 and currently holds the following licenses: Series 6, 63, 65 and 7. Additionally, he is licensed to offer various insurance products. Mr. Laliberte is currently a Professor of Investments at Johnson & Wales University and has been so since 1996. Mr. Laliberte is also co-host of a daily financial talk show called "Money Matters". Mr. Laliberte earned a Bachelor of Science in management with a concentration in Finance from Johnson & Wales University in 1989.

       The Adviser furnishes the Fund with investment advice and supervises the Fund's management and investment programs. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. In addition, the Adviser pays the salaries and fees of all officers of the Company who are affiliated with the Adviser.

       Under the Investment Advisory Agreement, the Fund pays the Adviser a monthly advisory fee equal, on an annual basis, to 1.00% of its average daily net assets. The Adviser may, from time to time, voluntarily waive a portion of its fees.

CODE OF ETHICS

       The Company and the Adviser have adopted a Code of Ethics, which restricts personal investing practices by employees of the Adviser and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund's portfolio obtain preclearance before executing personal trades. With respect to Messrs. Allaire and Laliberte and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the Fund and its shareholders come before the interests of the people who manage the Fund. The Board of Directors of the Fund will approve the Fund's Code of Ethics initially and will, from year to year thereafter, reapprove such Code after consideration of any appropriate revisions.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

       Portfolio transactions for the Fund will generally be executed with broker-dealers on an agency basis. The Adviser will be responsible for placing all orders for purchases and sales of the Fund's securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to the Fund as well as to the Adviser and its affiliates. Subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund's shares (and of other future series of the Company) as a factor in the selection of broker-dealers. In addition, any portfolio transactions for the Fund that are executed on an agency basis may be effected through the Distributor. For more information, see "Portfolio Transactions and Allocation of Brokerage" in the SAI.

ADMINISTRATOR

       The Fund's Administrator is American Data Services, Inc. ("ADS" or the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds with approximately $3 billion of total assets through its offices in New York, Denver, Tampa and Los Angeles.

       Pursuant to an Administrative Service Agreement with the Fund, the Administrator provides all administrative services necessary for the Fund, subject to the supervision of the Company's Board of Directors.

       For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee which is based on its average net assets. If the Fund's average net assets are: less than $5 million, the Administrator's fee is

$1,500 per month; between $5 and $10 million, the Administrator's fee is $1,750 per month; between $10 and $20 million, the Administrator's fee is $2,000 per month and in excess of $20 million, the Administrator receives $2,500 per month or 0.15% of the Fund's average daily net assets, whichever is greater. The Fund also pays the Administrator for any out-of-pocket expenses. In addition, the Administrator serves as the Fund's transfer agent and performs fund accounting services for which it is paid separately. For additional information, see "Custodian, Transfer Agent and Dividend Agent."

       Both the Investment Advisory Agreement and the Administrative Service Agreement are terminable by the Board of Directors of the Company, the Adviser or the Administrator, respectively, on sixty days' written notice. The Investment Advisory Agreement will terminate automatically in the event of an "assignment" as defined by the Investment Company Act. The Administrative Service Agreement, however, may be assigned provided the non-assigning party provides prior written consent. Each Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of Directors for one-year periods thereafter. Each Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or the Administrator, respectively, or reckless disregard of its obligations thereunder, the Adviser or the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

DISTRIBUTOR

       ADS Distributors, Inc. ("the Distributor"), an affiliate of the Administrator, has entered into a distribution agreement with the Company to serve as distributor for the Fund's shares. The Distributor will be entitled to receive a distribution fee equal to 0.50% of the Fund's average daily net assets under the terms of the Fund's Distribution and Service Plan. The Distributor will pay the promotional and advertising expenses related to the distribution of the Fund's shares and for the printing of all Fund prospectuses used in connection with the distribution and sale of the Fund's shares. It is expected that the Distributor will use a portion of the distribution fee to compensate financial intermediaries for providing distribution assistance with respect to the sale of the Fund's shares. See "Management of Fund" in the SAI.

       The Adviser and the Distributor may, out of their own assets, pay for certain expenses incurred in connection with the distribution of Fund shares. In particular, the Distributor may make payments out of its own assets to sales representatives and other broker dealers in connection with their sales of Fund shares. See "How to Purchase Shares - Purchase Price." Further information regarding the Distribution and Service Plan is contained in the SAI.

EXPENSES

       The Fund pays certain operating expenses directly, including, but not limited to custodian, audit, and legal fees; fees of the independent directors; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering its shares for sale under federal and state securities laws. See the SAI for a more detailed discussion of independent director compensation.


                             HOW TO PURCHASE SHARES

GENERAL PURCHASE INFORMATION

       The minimum initial investment in the Fund is $2,000. The minimum initial investment for certain retirement and employee savings plans or custodial accounts for the benefit of minors is $1,000. The Fund may waive or reduce such minimum initial investments from time to time. The Fund's shares may be purchased at its public offering price, which is the Fund's net asset value, plus any applicable sales load (see below) from the Distributor, from other broker-dealers who are members of the NASD and certain financial institutions each of which have entered into selling agreements with the Distributor.

       When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined, plus any applicable sales load. If an order is placed with a broker-dealer, or other financial institution, the broker-dealer or other financial institution is responsible for promptly transmitting the order to the Fund.

       Shares of the Fund may be purchased by opening an account either directly by mail or by phone using federal funds wire. Shares are deemed to be purchased as of the time of determination of the Fund's net asset value on the day the purchase order for the purchase of its shares is received in good form by the Fund's Transfer Agent.

       Investors may make systematic investments in fixed amounts automatically on a monthly basis through the Fund's Automatic Investment Plan. Additional information is available from the Transfer Agent.

PURCHASES BY TELEPHONE

       To open an account by telephone, you must first call (877) 732-7696 to obtain an account number and instructions. Information, including the appropriate federal tax identification number, concerning the account will be taken over the phone. Subject to acceptance by the Transfer Agent, shares of the Fund may be purchased by wiring immediately available federal funds (subject to the minimum investment) to Star Bank, N.A. from your bank which may charge a fee for doing so (see instructions below). You should provide your bank with the following information for purposes of wiring your investment:

                           Star Bank, N.A. Cinti/Trust
                           ABA# 0420-0001-3
                           Account# _______________
                           F/B/O Imperial BankFund
                           F/F/C:
                           Shareholder Acct. No.
                           (write in account number)

                           Shareholder Acct. Name___________________
                           (write in account name)


       You are required to mail a signed application to the Transfer Agent at the address listed below in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the Custodian and the Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Fund reserves the right to charge shareholders for this service.

PURCHASES BY MAIL

       Subject to acceptance by the Fund's Transfer Agent, an account may be opened by completing and signing an account application and mailing it to the Fund at the address noted below, together with a check (subject to the Fund's minimum investment) payable to:

                           Imperial BankFund
                           c/o American Data Services, Inc.
                           P.O. Box 5536
                           Hauppauge, N.Y. 11788-0132

       Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share next determined, plus any applicable sales load, after receipt. In the event that there are insufficient funds to cover a check, such prospective investor will be assessed a $15.00 charge.

ADDITIONAL INVESTMENTS

       Additional investments of $100 or more may be made at any time by purchasing shares of the Fund at net asset value, plus any applicable sales load, by mailing a check to the Fund at the address noted under "Purchases by Mail" or by wiring monies to the Custodian bank as outlined above from a bank or other financial institution with which the shareholder has an account and which is a member of the Federal Reserve system with instructions to transmit Federal funds by wire to the Fund.

OTHER PURCHASE INFORMATION

       Investors should be aware that the Fund's account application contains provisions in favor of the Company, the Fund, the Transfer Agent, the Distributor and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) available to investors.

       The purchase price paid for Fund shares is the current public offering price, that is, the next determined net asset value of the shares after the order is placed plus any applicable sales load. See "Net Asset Value" herein.

The sales load is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer as compensation for the services provided the investor. Shares of the Fund are sold on a continuous basis at the public offering price which includes a maximum front-end sales charge of 4.75% being added to the net asset value per share. Volume discounts are provided for both initial purchase and for additional purchases. See "Reduction or Elimination of Sales Loads" herein. The Fund reserves the right to reject any subscription for shares.

       The Fund must receive an order by the close of any business day for the purchase to be effective. If funds are received after the close of business, the purchase will become effective on the next business day.

       All purchases of the Fund's shares will be made in full and fractional shares calculated to three decimal places. The Fund will not issue stock certificates evidencing ownership of Fund shares.

       Shares of the Fund may also be sold at the current net asset value to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("shareholder organizations"). Investors purchasing and redeeming Fund shares through a shareholder organization may be charged a transaction-based fee or other fee by such organization for the services of such organization. Each shareholder organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of shareholder organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay to or receive compensation from shareholder organizations for the sale of its shares.

                     REDUCTION OR ELIMINATION OF SALES LOADS

VOLUME DISCOUNTS

       Volume discounts are provided if the total amount being invested in shares of the Fund reach the levels indicated in the sales load schedule provided below. The applicable volume discount available to investors is determined by aggregating all share purchases of the Fund. Volume discounts are also available to investors making sufficient additional purchases of Fund shares. The applicable sales charge may be determined by adding to the total current value of shares already owned in the Fund, the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, shares worth $70,000 at the current offering price and purchases an additional $30,000 worth of shares, the sales charge applicable to the new purchase would be that applicable to the $100,000 to $249,000 bracket in the sales load schedule provided below.

                                                               AMOUNT OF SALES
                                             SALES CHARGE      CHARGE REALLOWED
                                               AS OF A %       TO DEALERS AS A
                                              %OF NET              PERCENT OF
AMOUNT OF PURCHASE            SALES CHARGE      AMOUNT           OFFERING PRICE
                                               INVESTED
------------------            ------------     --------         ---------------
$0 to $49,999                     4.75%         4.99%               4.50%

$50,000 to $99,999                4.25%         4.44%               4.00%

$100,000 to $249,999              3.75%         3.90%               3.50%

$250,000 to $499,999              2.50%         2.56%               2.25%

$500,000 to $999,999              2.00%         2.04%               1.75%

In excess of $1 million              0             0                   0


LETTER OF INTENT

       Any investor may sign a Letter of Intent, available from the Fund, stating an intention to make purchases of Fund shares totaling a specified amount on an aggregate basis within a period of thirteen months from the date of the initial purchase. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual aggregate amount purchased. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases based on the current offering price. A number of shares equal to 5% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Transfer Agent until the purchases are completed. Dividends and distributions on the escrowed Fund shares are paid to the investor. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Fund an amount equal to the difference between the regular sales load applicable to a single purchase of the number of Fund shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Fund, then the Fund has the right to redeem a sufficient number of escrowed shares to effect payment of the amount due. Any remaining escrowed shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of shares. You should read the Letter of Intent carefully before signing.

PURCHASES AT NET VALUE

       There is no initial sales charge for "Qualified Persons." "Qualified Persons" is defined to include persons who are active or retired Trustees, Directors, officers, partners, employees, clients, independent professional contractors, shareholders or registered representatives (including their spouses and children) of the Adviser, Distributor or any affiliates or subsidiaries thereof (the Directors, officers or employees of which shall also include their parents and siblings for all purchases of Fund shares) or any Director, officer, partner, employee or registered representative (including their spouses and children) of any Broker-Dealer or any registered investment adviser who has executed a valid and currently active selling agreement with the Distributor.

       Banks and other lending institutions, in their fiduciary capacity or for their own accounts, may purchase and redeem shares of the Fund without paying a sales charge. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Employees, officers and directors of these financial institutions, including members of the immediate family, may also purchase and redeem shares without paying a sales charge.


                              HOW TO REDEEM SHARES

GENERAL REDEMPTION INFORMATION

       You may redeem all or a portion of your shares on any day that the Fund values its shares (please refer to "Valuation of Shares" below for more information). Your shares will be redeemed at the net asset value next determined after receipt of your instructions in "good order" as explained below. The Fund's net asset value will fluctuate on a daily basis.

       To redeem your shares, you may either contact your broker-dealer or financial institution with an oral request or send a written request directly to the Transfer Agent. This request should contain: the dollar amount or number of shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $5,000. Please contact the Transfer Agent or refer to the SAI for more details.

       Shares of the Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

BY MAIL

       The Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of the Fund is determined as of 4:15 p.m., New York time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Fund and the Transfer Agent are open for business. Requests should be addressed to: Imperial BankFund, c/o American Data Services, Inc., P.O. Box 5536, Hauppauge, N.Y. 11788-0132.

BY TELEPHONE

     Requests in "good order" must include the following documentation:

          (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

          (b) any required signature guarantees (see "Signature Guarantees"] below); and

          (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES

      To protect shareholder accounts, the Fund and its Transfer Agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption of $5,000 or more from an account. Signature guarantees are also required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at (877) 732-7696 for further details.

      Provided the Telephone Redemption Option has been authorized, a redemption of shares may be requested by calling the Fund and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and its Transfer Agent may act on telephone instructions from any person representing himself or herself to be the shareholder and believed by the Fund or its Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and each shareholder, and not the Fund or its Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

PAYMENT OF REDEMPTION PROCEEDS

       After your shares have been redeemed, proceeds will normally be mailed within three business days. In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the NYSE. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, or until such check has cleared the banking system (normally up to 15 days from the purchase date).

INVOLUNTARY REDEMPTION

       The Fund reserves the right to redeem your account at any time the net asset value of the account falls below $1,000 ($500 for retirement accounts) as the result of a redemption request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.

                              SHAREHOLDER SERVICES

       The Fund offers several shareholder service options to make your account easier to manage which are listed on the account application. Please make note of these options and select the ones that are appropriate for you.

AUTOMATIC INVESTMENT PROGRAM

       You may arrange to make additional automated purchases of Fund shares by completing the required section of the account application included with this prospectus. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. You should contact your broker-dealer, financial institution or the Transfer Agent to obtain additional application forms or for additional information.

TELEPHONE TRANSACTION PRIVILEGES

       If you hold your shares in an account with the Transfer Agent, you may authorize telephone privileges by completing the required section of the account application included with this prospectus. Please contact the Transfer Agent for an additional application or for more details. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone activity. If you cannot reach the Fund by telephone, you should contact your broker-dealer, financial institution or issue written instructions to the Transfer Agent at the address set forth herein. See "Management - Transfer Agent, Dividend Disbursing Agent and Custodian." The Fund reserves the right to modify, suspend or terminate their telephone services at any time without notice.

TAX-QUALIFIED RETIREMENT PLANS

       The Fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

       |_| Individual Retirement Accounts ("IRAs"), Simple IRAs and Roth IRAs; |_| 403(b) plans for employees of public school systems and non-profit organizations; or
       |_| 401(k) Plans;
       |_| Profit-sharing plans and pension plans for corporations and other employees.

       You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a "Request to Transfer" form.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

       The Fund will mail you confirmations of all of your purchases or redemptions of Fund shares. In addition, you will also receive account statements on a quarterly basis. This information will be provided to you from either your broker-dealer, financial institution or the Transfer Agent. You will also receive various IRS forms after the first of each year detailing important tax information and the Fund is required to supply annual and semi-annual reports that list securities held by the Fund and include its then current financial statements.


                           DIVIDENDS AND DISTRIBUTIONS

       The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually. Distributions from capital gains are made after applying any available capital loss carryovers.

       As a shareholder in the Fund, you can choose from three distribution options:

      --  Reinvest all distributions in additional shares;

      -- Receive distributions from net investment income in cash while reinvesting capital gains distributions, if any, in additional shares; or

      --  Receive all distributions in cash.

      You can change your distribution option by notifying the Fund in writing. If you do not select an option when you open your account, all distributions will be reinvested in additional shares of the Fund at net asset value. You will receive a statement confirming reinvestment of distributions in additional shares promptly following the end of each calendar year.

      If a check representing a distribution is not cashed within a specified period, the Transfer Agent will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund. If the Transfer Agent does not receive your election, the distribution will be reinvested in the Fund at the then-current net asset value per share. Similarly, if correspondence sent by the Fund or the Transfer Agent is returned as "undeliverable," all Fund distributions will automatically be reinvested in the Fund.


                               VALUATION OF SHARES


      The Fund computes its net asset value (or price per share) on each day the NYSE is open for business as of the regular close of the Exchange.

      Portfolio securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available, are stated at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

                          DISTRIBUTION AND SERVICE PLAN

      The Fund has adopted a Distribution and Service Plan (the "Plan"), pursuant to Rule 12b-1 under the Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that the Fund will compensate the Distributor by paying the Distributor a monthly fee equal to 0.50% of its average daily net assets, on an annual basis, to enable it to provide marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts and to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders for providing distribution assistance. Fees paid under the Plan may not be waived for individual shareholders. For further information regarding the Plan, see "Shareholder Servicing and Distribution Plan" in the SAI.

      Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net return to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.


                                   TAX STATUS

      The Fund is treated as a corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to qualify and to elect to be treated as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.

      Distributions by the Fund are generally taxable to shareholders as ordinary income. Interest income from direct investment by noncorporate taxpayers in United States Government obligations (but not repurchase agreements) generally is not subject to state taxation. However, some states may tax mutual fund dividends attributable to such income.

      Any redemption of Fund shares is a taxable event that may result in a capital gain or loss.

      For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see "Taxation" in the SAI. Before investing in the Fund, you should consult your tax adviser regarding the consequences of your local and state tax laws.

                             PERFORMANCE COMPARISONS

      Advertisements and other sales literature may refer to the Fund's total return. The total return for the one, five and ten-year periods (or for the life of the Fund until the Fund is in existence for such longer periods) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the public offering price, plus any applicable sales load. Total return may also be presented for other periods.

      All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition and Fund operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.

      Quotations of investment performance for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

      For additional information regarding comparative performance information and the calculation of total return see "Performance Comparisons" in the SAI.


                               GENERAL INFORMATION

YEAR 2000 COMPLIANCE

      As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Adviser is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur materials costs to be year 2000 compliant. Although the Adviser does not anticipate that the year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Fund.

GENERAL

      The Company is a diversified, open-end management investment company which was incorporated under the laws of the State of Maryland on February 13, 1998. The Company's business and affairs are managed by its officers under the direction of its Board of Directors. The Company currently offers its shares in one series, the Imperial BankFund, which is being offered for sale in this prospectus. The Board of Directors is authorized under the Company's Articles of Incorporation to issue additional series of the Company's common stock (" the shares") without shareholder approval in order to create additional funds. In addition, the Board of Directors may, without shareholder approval, create and issue one or more classes of shares within each series.


      All shares of the Fund, when issued, will be fully paid and nonassessable and will be redeemable. They can be issued as full or fractional shares. A fractional share has, pro rata, the same rights and privileges as a full share. The shares possess no preemptive or conversion rights. The shares of the Fund will share ratably in the dividends of the Fund, if any, as may be declared by the Board of Directors, and in the distribution of any net assets in liquidation of the Fund, after the payment of all debts and liabilities of the Fund.

      Each share of the Fund has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset values of the Fund's shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. On an issue affecting only a particular fund, the shares of the affected fund vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of the Board of Directors can elect all of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

      Except as may be required under the Investment Company Act, the Company will not hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of members of the Board of Directors or the appointment of auditors. However, pursuant to the Company's Bylaws, the holders of shares representing at least 10% of the Fund's total outstanding shares may request that the Fund hold a special meeting of shareholders. The Company will assist in the communication with other shareholders. In addition, the Investment Company Act requires a shareholder vote for all amendments to the Fund's fundamental investment objective and policies and investment restrictions and for any amendments to investment advisory contracts.

      The Company reserves the right to amend any of its non-fundamental policies, practices and procedures described in this Prospectus, including the SAI, without shareholder approval.


                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

      Star Bank, N.A. serves as custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. American Data Services, Inc., the Fund's Administrator, also acts as the Fund's transfer and dividend agent. The Fund pays the Administrator the greater of $900 per month or $9.00 per year per account, plus out-of-pocket expenses, for rendering such transfer and dividend agency services.


                        COUNSEL AND INDEPENDENT AUDITORS

      Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Spitzer & Feldman P.C., 405 Park Avenue, New York, New York 10022. McCurdy & Associates, CPAs, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been selected as independent accountants for the Fund.

          QUESTAR FUNDS, INC.                                         PROSPECTUS

          INVESTMENT ADVISER
RETIREMENT PLANNING COMPANY OF
NEW ENGLAND, INC.

ADMINISTRATOR, TRANSFER AGENT AND
SHAREHOLDER SERVICING AGENT
  AMERICAN DATA SERVICES, INC.

        DISTRIBUTOR
  ADS DISTRIBUTORS, INC.

           CUSTODIAN
        STAR BANK, N.A.

   INDEPENDENT ACCOUNTANTS
MCCURDY & ASSOCIATES, CPAS, INC.

     LEGAL COUNSEL                                      IMPERIAL BANKFUND
  SPITZER & FELDMAN P.C.





TABLE OF CONTENTS                                   PAGE
Introduction.......................................... 2
Transaction and Operating
 Expense Table........................................ 4
Investment Objectives and
 Policies............................................. 5
Management............................................10
How to Purchase Shares................................14
Reduction or Elimination of
 Sale Loads...........................................17
How to Redeem Shares..................................20
Shareholder Services..................................23
Dividends and Distributions...........................24
Valuation of Shares...................................25
Distribution and Service Plan.........................25
Tax Status............................................26
Performance Comparisons...............................27
General Information...................................27       February 10, 1999


Custodian, Transfer Agent and
 Dividend Agent.......................................29
Counsel and Independent Auditors......................29

                               QUESTAR FUNDS, INC.

                                IMPERIAL BANKFUND





                       STATEMENT OF ADDITIONAL INFORMATION



                                February 10, 1999





                                TABLE OF CONTENTS


                                                                           PAGE

Investment Objectives, Policies and Restrictions..............................2
Directors and Executive Officers.............................................11
Investment Advisory and Other Services.......................................13
Shareholder Servicing & Distribution Plan....................................17
Portfolio Transactions and Allocation of Brokerage...........................20
Taxation.....................................................................22
Ownership of Shares..........................................................24
Purchase of Shares...........................................................24
Dividends and Distributions..................................................25
Net Asset Value .............................................................25
Performance Comparisons......................................................25
Redemption of Shares.........................................................28
Counsel and Independent Auditors.............................................30
Other Information............................................................30
Financial Statements.........................................................30



         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated February 10, 1999. A copy of the Prospectus may be obtained from the Fund at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788 or telephone
(877) 732-7696.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

      The Fund's investment objectives and a summary of its investment policies are set forth in the Prospectus. Additional information regarding the Fund's investment policies and restrictions is set forth below.

      INVESTMENT POLICIES
      -------------------

      The following paragraphs provide a more detailed description of the investment policies identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

      REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A
      ---------------------
repurchase agreement involves the purchase by the Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the Fund's collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

      FOREIGN SECURITIES. Under its current policy, which may be changed without
      ------------------
shareholder approval, the Fund may invest up to 5% of its total assets in securities principally traded in markets outside the United States. Eurodollar certificates of deposit are excluded for purposes of this limitation. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

      In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

      The risks described above, including the risks of nationalization or expropriation of assets, are typically increased to the extent that the Fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. The Fund does not currently intend to invest in the securities of less developed and developing nations.

      In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

      PRIVATE PLACEMENTS. The Fund may invest in securities that are purchased
      ------------------
in private placements (primarily Rule 144A securities) and, accordingly, are subject to restrictions on resale as a matter of contract or under Federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

      SECURITIES LOANS. The Fund may make secured loans of its portfolio
      ----------------
securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

      PUTS. To help assure appropriate liquidity, the Fund may acquire
      ----
securities which provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligation. Such a right to resell, which is commonly known as a "put," may be sold, transferred or assigned only with the underlying security or securities.

      If an issuer, bank or broker-dealer should default on its obligation to repurchase a security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. It will be the Fund's policy to enter into puts only with issuers, banks or broker-dealers that are determined by the Adviser to present minimal credit risks.

      WRITING COVERED OPTIONS ON SECURITIES. The Fund may write covered call
      -------------------------------------
options and covered put options on optionable securities held in its portfolio, when in the opinion of the Adviser such transactions are consistent with the Fund's investment objective and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

      The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

      The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

      PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge
      -----------------------
against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

      RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's
      ------------------------------------
options strategies depends on the ability of the Adviser to forecast correctly interest rate and market movements. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

      When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

      The effective use of options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

      If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

      A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

      Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

      Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

      Over-the-counter ("OTC") options purchased by the Fund and assets held to cover OTC options written by the Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund's ability to invest in illiquid securities.

      OPTIONS ON INDICES. As an alternative to purchasing call and put options
      ------------------
on index futures, the Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

      RESTRICTED SECURITIES. The SEC Staff currently takes the view that any
      ---------------------
delegation by the Board of Directors of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Fund) must be pursuant to written procedures established by the Board of Directors. It is the present intention of the Board of Directors that, if the Board of Directors decide to delegate such determinations to the Adviser or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Board of Directors would consider what action would be appropriate in light of the Staff's position at that time.

     ILLIQUID SECURITIES. As set forth in the Prospectus, the Fund may invest in
     -------------------
Rule 144A securities and commercial paper issued pursuant to Rule 4(2) under the Securities Act of 1933, and treat such securities as liquid when they have been determined to be liquid by the Board of Directors or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security;
(b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to Rule 144A securities, investing in such securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

CONCENTRATION. The Fund, as a fundamental policy, will concentrate its
-------------
investments by investing 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the banking industry, in accordance with its investment objectives. The Fund may also invest more than 25% of its assets in the securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.



INVESTMENT RESTRICTIONS

      In addition to the investment objective and policies set forth in the Prospectus and in this Statement of Additional Information, the Fund is subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed with respect to the Fund individually, without the vote of a majority of the Fund's outstanding shares. Non-fundamental investment restrictions of the Fund may be changed by the Board of Directors.

      As fundamental investment restrictions, the Fund will not:

       1. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of the Fund's total assets, more than 5% of its net assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer.


       2. Issue any senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), other than as set forth in restriction number 4 below. Purchasing or selling securities on a when-issued or delayed delivery basis shall not be deemed a senior security for purposes of this restriction number 3.

       3. Borrow amounts in excess of 10% of the cost or 5% of the market value of its total assets, whichever is less, and then only from a bank and as a temporary measure for extraordinary or emergency purposes. To secure any such borrowing, the Fund may pledge or hypothecate not in excess of 15% of the value of its total assets.

       4. Purchase or sell real estate or commodities or commodity futures contracts. This restriction shall not preclude the Fund from investing in banks or other financial institutions that have real estate or that buy and sell real estate.

       5. Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

       6. Engage in any short-selling operations.

       7. Lend money other than through the purchase of repurchase agreements and debt securities in accordance with its investment policies.

       8. Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads, except as permitted by the Fund under its investment policies.

       9. Acquire or retain more than 5% of the securities of any other investment company.

       The Fund is also subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Directors without shareholder approval.

     The Fund will not:

       1. Acquire securities for the purpose of exercising control over management.

       2. Invest more than 15% of its net assets in illiquid securities.

       Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether its has complied with its investment restrictions.


                        DIRECTORS AND EXECUTIVE OFFICERS

       The following table contains information concerning the directors and officers of the Company and their principal occupations during the past five years. Directors who are interested persons, as defined by the 1940 Act, are indicated by asterisk.



                                POSITIONS HELD WITH THE     PRINCIPAL OCCUPATION
NAME AND ADDRESS                COMPANY                     LAST FIVE YEARS


Dan Calabria (Age 62)           Director                   Retired; currently serves as a
7068 So. Shore Drive So.                                   disinterested trustee/director of The
So. Pasadena, Florida 33707                                Idex Mutual Funds, the Florida TaxFree
                                                           Funds and ASM Index 30 Fund and as an
                                                           arbitrator for the NASD and NYSE.
                                                           Mr.  Calabria served as Executive Vice
                                                           President of William R.  Huff & Co.
                                                           from June 1993 to June 1995 and was
                                                           President, CEO and Director of
                                                           Templeton Funds Management, Inc.,
                                                           Templeton Funds Distributor, Inc. and
                                                           Templeton Funds Trust Company from
                                                           1986 to 1992.  Mr. Calabria also
                                                           served in various capacities with
                                                           Lexington Management Corporation
                                                           (1979-1983) and Oppenheimer Management
                                                           Corporation (1965-1975).
--------------------------------------------- ----------------------------- ----------------------
--------------------------------------------- ----------------------------- ----------------------


Anthony J. Hertl (Age 48)       Director                   Chief Financial and Administrative
Colobaugh Pond Road                                        Officer for Marymount College,
Croton-on-Hudson, NY 10520                                 Tarrytown, NY since 1996.  Prior
                                                           thereto, he served in a number of
                                                           senior management positions at
                                                           Prudential Securities Inc. from
                                                           1983-1996.  Mr. Hertl spent 10 years
                                                           at Arthur Andersen & Co. and is a
                                                           Certified Public Accountant.

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

*Michael Miola (Age 46)         Director and Chief         Chief Executive Officer of American
 The Hauppauge                  Executive Officer          Data Services, Inc.
  Corporate Center
 150 Motor Parkway
 Hauppauge, NY 11788
---------------------------------------------------------------------------------------------------


       In addition to Mr. Miola, the other executive officers of the Company are:


Michael Wagner                  -       Treasurer
James Colantino                 -       Secretary
Michelle Miola                  -       Assistant Secretary



     The members of the Audit Committee of the Board of Directors are Mr. Calabria and Mr. Hertl. Mr. Hertl acts as the chairperson of such committee. The Audit Committee oversees the Fund's financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.

       Those Directors who are officers or employees of the Administrator or its affiliates receive no remuneration from the Fund. Each disinterested Director receives a fee from the Fund for each regular quarterly and in-person special meeting of the Board of Directors attended. Members of the Board who are not affiliated with the Adviser or the Administrator receive an annual fee of $4,000 plus $500 for each Board meeting attended. The Fund will pay a pro rata portion of the Directors' fees and expenses based on the net assets of the Fund and the other series of the Company. In addition, each Director who is not affiliated with the Adviser or the Administrator is reimbursed for expenses incurred in connection with attending meetings.

       The following table sets forth the estimated compensation expected to be received by each trustee from the Company during the fiscal year ended November 30, 1999.

-------------------------------- ========================================

                                     AGGREGATE ESTIMATED COMPENSATION
DIRECTOR                                     FROM THE COMPANY
-------------------------------- ========================================
-------------------------------- ========================================
Dan Calabria                     $6,000.00
-------------------------------- ========================================
-------------------------------- ========================================

Anthony J. Hertl                 $6,000.00
-------------------------------- ========================================
-------------------------------- ========================================

Michael Miola                    $0.00
-------------------------------- ========================================

                     INVESTMENT ADVISORY AND OTHER SERVICES

       The investment adviser for the Fund is Retirement Planning Company of New England, Inc.(the "Adviser"). The Adviser will act as such pursuant to a written agreement which, after its initial two-year period, must be annually re-approved by the Board of Directors. The address of the Adviser is One Richmond Square, Providence, RI 02906.

CONTROL OF THE ADVISER

     The stock of the Adviser is owned equally by Messrs. David W. Allaire and Michael R. Laliberte.


INVESTMENT ADVISORY AGREEMENT

       The Adviser acts as the investment adviser of the Fund under an Investment Advisory Agreement which has been approved by the Board of Directors (including a majority of the Directors who are not parties to the agreement, or interested persons of any such party).

       The Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding shares of the Company, provided that in either event such continuance is also approved by a vote of a majority of the Directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

       Pursuant to its Investment Advisory Agreement, the Fund will pay the Adviser monthly an advisory fee equal, on an annual basis, to 1.00% of its average daily net assets. The Adviser may waive a portion of its fees from time to time.

       Under the Investment Advisory Agreement, the Adviser provides the Fund with advice and assistance in the selection and disposition of the Fund's investments. All investment decisions are subject to review by the Board of Directors of the Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers of the Company or the Fund.

       The same security may be suitable for the Fund or other private accounts managed by the Adviser. If and when the Fund or two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund or account. The simultaneous purchase or sale of the same securities by the Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

ADMINISTRATOR

       The Administrator for the Fund is American Data Services, Inc. (the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver and Los Angeles.


       Pursuant to an Administrative Service Agreement with the Fund, the Administrator provides all administrative services necessary for the Fund, subject to the supervision of the Board of Directors. The Administrator will provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

       The Administrative Service Agreement is terminable by the Board of Directors of the Fund or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of Directors for one-year periods thereafter. The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

       Under the Administrative Service Agreement, the Administrator provides all administrative services, including, without limitation: (i) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

       The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Fund with all accounting services, including, without limitation:
(i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

ADMINISTRATOR'S FEES

       For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee based on the Fund's average net assets. The Fund also pays the Administrator for any out-of-pocket expenses.
These fees are set forth in the Fund's Prospectus.

       In return for providing the Fund with all accounting related services, the Fund pays the Administrator a monthly fee based on the Fund's average net assets, plus any out-of-pocket expenses for such services.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

       Star Bank, N.A. serves as custodian for the Fund's cash and securities. Pursuant to a Custodian Agreement, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. American Data Services, Inc., the Administrator, also acts as the Fund's transfer and dividend agent.

DISTRIBUTION AGREEMENT

       Pursuant to a Distribution Agreement, ADS Distributors, Inc. (the "Distributor") has agreed to act as the principal underwriter for the Fund in the sale and distribution to the public of shares of the Fund, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold.

                   SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

       The Fund has adopted a Distribution and Service Plan (the "Plan"), which was reviewed and approved by a majority of the disinterested directors of the Fund, pursuant to Rule 12b-1 under the Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that the Fund will compensate the Distributor for certain expenses and costs incurred in connection with providing marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts, to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ("shareholder servicing") and financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Fund, which is subject to a maximum of 0.50% per annum of the Fund's average daily net assets. Fees paid under the Plan may not be waived for individual shareholders.

       Each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish quarterly and year-end statements and confirmations within five business days after activity in the account; transmit to shareholders of the Fund proxy statements, annual reports, updated prospectuses and other communications; receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request.

       The Plan, the shareholder servicing agreements and the form of distribution agreement each provide that the Adviser or the Distributor may make payments from time to time from their own resources which may include the advisory fee and the asset based sales charges and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions of the Fund; to compensate certain financial intermediaries for providing assistance in distributing Fund shares; (ii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and (iii) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers with whom it has contracted, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay the Distributor for any fiscal year under the shareholder servicing agreements or otherwise.

       Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

       The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. It is the Fund's position, however, that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the distributor for providing such services. This is an unsettled area of the law, however, and if a determination contrary to the Fund's position concerning shareholder servicing and administration payments to banks from the distributor is made by a bank regulatory agency or court, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the names of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

       In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by the Fund, the Distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations, must be in a form satisfactory to the Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made for review by the Board of Directors.

OTHER EXPENSES

       The Fund pays certain operating expenses that are not assumed by the Adviser, the Administrator or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator, the Distributor and the Transfer Agent, are deducted from income of the Fund before dividends are paid. These expenses include, but are not limited to, organizational costs, fees and expenses of officers and Directors who are not affiliated with the Adviser, the Administrator or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

       The Fund's assets are invested by the Adviser in a manner consistent with its investment objectives, policies, and restrictions and with any instructions the Board of Directors may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

       U.S. Government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

       In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Directors may issue from time to time. The Adviser will select broker-dealers including, the Distributor, to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.

       When consistent with the objectives of prompt execution and favorable net price, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefitting one specific managed fund or account.

       Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

       It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to the Adviser and its affiliates in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

       As permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Adviser's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Directors may adopt from time to time. The Adviser does not currently intend to cause any Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, the Adviser will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

       Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                                    TAXATION

       The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not incur federal income or state taxes on its net investment income and on net realized capital gains to the extent distributed as dividends to shareholders.

       Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

       Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from the Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short-or long-term capital gains from the Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by the Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

       Distributions paid by the Fund from net long-term capital gains (excess of long-term capital gains over long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Distributions paid by the Fund from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Realized capital gains are not expected to be a significant or predictable part of the Fund's investment return.

       Any redemption of the Fund shares is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares.

       Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may also be subject to state and local taxes.

       Ordinarily, distributions and redemption proceeds paid to Fund shareholders are not subject to withholding of federal income tax. However, 31% of the Fund's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

       The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Fund is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.

                               OWNERSHIP OF SHARES

       Each share has one vote in the election of Directors. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Directors.

       On January 13, 1999, certain private investors, invested $100,000 in shares of the Fund at $10.00 per share, as seed capital. These investors will control the Fund until public shareholders come into the Fund.


                               PURCHASE OF SHARES

       Shares of the Fund may be purchased at the net asset value per share next determined, plus any applicable sales load, after receipt of an order by the Fund's Transfer Agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. Fund shares are sold subject to an initial sales load of up to 4.75%. The Fund's minimum initial investment is $2,000 (except for retirement accounts for which the minimum initial investment is $1,000) and the minimum subsequent investment is $100.


                           DIVIDENDS AND DISTRIBUTIONS

       Net investment income, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for the Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration.

       Distributions are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

       The net investment income of the Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. See "Purchase of Shares" and "Redemption of Shares" in the Prospectus.

                                 NET ASSET VALUE

       The method for determining the Fund's net asset value is summarized in the Prospectus in the text following the heading "Valuation of Shares." The net asset value of the Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                             PERFORMANCE COMPARISONS


       Total return quoted in advertising and sales literature reflects all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value during the period.

       The Fund's total return must be displayed in any advertisement containing the Fund's yield. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the Statement of Additional Information, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                 P(1 + T)n = ERV

Where:

          P        =                a hypothetical initial investment of $1000

          T        =                average annual total return

          n        =                number of years

          ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-or 10-year periods (or fractions thereof).

       Because the Fund has not had a registration in effect for 1, 5 or 10 years, the period during which the registration has been effective shall be substituted.

       Average annual total return is calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annual compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

       In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.

       The Fund's performance may be compared with the performance of other funds with comparable investment objectives, tracked by fund rating services or with other indexes of market performance. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; data provided by the Investment Company Institute; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

       The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

         Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

         Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.
         CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

         Independent publications may also evaluate the Fund's performance. The Fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

         Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of the Fund's performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the Fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

         The Dow Jones Industrial Average is an index of 30 common stocks frequently used as a general measure of stock market performance.

         The NASDAQ Industrial Average is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

         Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance.

         The NASDAQ Combined Bank Index is an index of bank stocks.

         The S&P Major Regional Bank Index is an index of major regional bank stocks.

                              REDEMPTION OF SHARES


         Redemption of shares, or payment for redemptions, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted,
(c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

         Shareholders who purchased shares through a broker-dealer may also redeem such shares by written request to the Transfer Agent which shares are held by the Transfer Agent at the address set forth in the Prospectus. To be considered in "good order", written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $5,000 or more or redemption proceeds are to be paid by someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

         Share purchases and redemptions are governed by Maryland law.


                       COUNSEL AND INDEPENDENT ACCOUNTANTS

         Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Spitzer & Feldman P.C., 405 Park Avenue, New York, New York 10022. McCurdy & Associates, CPAs, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been selected as independent accountants for the Fund.



                                OTHER INFORMATION

         The Adviser has been continuously registered with the Securities Exchange Commission (SEC) under the Investment Advisers Act of 1940 since October 13, 1998. The Company has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Fund or the Adviser by the SEC.

         For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.